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                                 EXHIBIT 10 (c)

                       CONSENT OF INDEPENDENT AUDITORS

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                                EXHIBIT 10(c)

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Statements" and "Experts" and to the use of our reports dated February 10, 1997, in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No. 33-28889) and related Prospectus of Canada Life of America Variable Annuity Account 1 (dated May 1, 1997).


                                        /s/ Ernst & Young LLP

                                        /s/ ERNST & YOUNG LLP



Atlanta, Georgia
April 17, 1997